[ARTHUR ANDERSON]

                                  EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 19, 1997 included in CSL Lighting Manufacturing, Inc.'s Form 10-KSB for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.


                                /s/
                                ----------------------------------------
                                ARTHUR ANDERSEN LLP

Los Angeles, California
April 14, 1997